                                                                   Exhibit 10.36

           AMENDMENT NUMBER FOUR (D) TO LOAN AND SECURITY AGREEMENT
           --------------------------------------------------------


          This AMENDMENT NUMBER FOUR (D) TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of July 24, 2001, is entered into by and among WAM!NET INC., a Minnesota corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), each of the financial institutions named on the signature pages hereto as Lenders (such financial institutions, together with their respective successors and assigns, each a "Lender" and collectively, the "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lenders (in such capacity, the "Agent").

          WHEREAS, the Borrowers have requested the Lender Group to amend certain terms of that certain Loan and Security Agreement, dated as of February 13, 2001, as amended prior to the date hereof (as further amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), and the Lender Group is willing to amend the Loan Agreement subject to the terms and conditions of this Amendment. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   Amendments.

     (a)  Section 1.1 of the Loan Agreement is hereby amended by adding the
          -----------
following definitions in alphabetical order:

          "Amendment 4(d)" means Amendment Number Four (D) to Loan and Security
           --------------
     Agreement, dated as of July 24, 2001, by and among the Borrowers and Lender Group.

          "Amendment 4(d) Closing Date" means July 24, 2001.
           ---------------------------

          "Amendment 4(d) Closing Fee" has the meaning set forth in Section
           --------------------------                               -------
     2.11(g)(i).
     ----------

          "Amendment 4(d) Use Fee" has the meaning set forth in Section
           ----------------------                               -------
2.11(g)(ii).
-----------

          "Fourth New Parent Warrant" means the warrant for 40% of Parent Common
           -------------------------
Stock executed and delivered by Parent in favor of the Term C Lender pursuant to
Section 4 of Amendment 4(d).

          "Fourth New WGSI Warrant" means the warrant for 7.2% of WGSI Common
           -----------------------
Stock executed and delivered by WGSI in favor of the Term C Lender pursuant to
Section 4 of Amendment 4(d).

          "Fourth Term C Loan Tranche" has the meaning set forth in Section
           --------------------------                               -------
2.14.

          "Fourth Term C Loan Tranche Obligations" means the principal amount of
           --------------------------------------
the Fourth Term C Loan Tranche, interest thereon (including capitalized interest, interest on interest and any interest that, but for the provisions of the Bankruptcy Code, would have accrued), the Amendment 4(d) Closing Fee, the Amendment (d) Use Fee, all charges, costs, Lender Group Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), covenants, and duties of any kind and description owing by Parent to the Lender Group in connection with the Fourth Term C Loan Tranche, pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Lender Group Expenses that Parent is required to pay or reimburse by the Loan Documents in connection with the Fourth Term C Loan Tranche, by law, or otherwise. Any reference in this Agreement or in the Loan Documents to the Fourth Term C Loan Tranche Obligations shall include all amendments, changes, extensions, modifications, renewals replacements, substitutions, and supplements, thereto and thereof, as applicable, both prior and subsequent to any Insolvency Proceeding.

          "Parent Collateral" means all Personal Property Collateral now or
           -----------------
hereafter pledged by Parent.

     (b)  Section 1.1 of the Loan Agreement is hereby amended as follows:
          -----------

          (i)  the definition of "Change of Control" set forth in such Section
                                  -----------------
is amended by inserting the following new clause (d) at the end of such definition, to read as follows:

          " or (d) Kenneth Swimm shall cease to be involved in the day to day operations and management of the business of the Borrowers and a successor reasonably acceptable to the Lenders is not appointed within 30 days"; and

          (ii) the following definitions are amended and restated in their respective entirety to read as follows:

          "Amendment 4(c) Closing Date" means June 29, 2001.
           ---------------------------

          "New Conversion Price" means, (i) with respect to Parent Common Stock,
           --------------------
     a price per share equal to (x) $6,250,000 divided by (y) an amount equal to 25% of the issued and outstanding shares of Parent Common Stock on a fully diluted basis and (ii) with respect to WGSI Common Stock, a price per share equal to (x) $17,750,000 divided by (y) an amount equal to 25% of the issued and outstanding shares of WGSI Common Stock on a fully diluted basis or such adjusted conversion price in effect at the date of the exercise of the New Conversion Rights as provided in Section 2.17.
                                              ------------

          "New Parent Warrants" means the Fourth New Parent Warrant.
           -------------------

          "New WGSI Warrants" means the First New WGSI Warrant, the Second New
           -----------------
     WGSI Warrant, the Third New WGSI Warrant and the Fourth New WGSI Warrant.

          "Required Lenders" means at any time, Lenders whose Pro Rata Shares
           ----------------
     aggregate 66% of the Revolver Commitments, or if the Revolver Commitments have been terminated irrevocably, 66% of the outstanding Revolver Usage.
     In the event that the Revolver Commitments have been terminated irrevocably, Agent has received cash collateral in an amount not less than 105% of the existing Letter of Credit Usage, and all Obligations (including interest, principal, fees and Lender Group Expenses) in respect of the Advances and the Letters of Credit have been paid in full, then "Required Lenders" means (a) at any time that any Obligations in respect of the Term A Loan are outstanding, Lenders whose Pro Rata Shares aggregate 66% of such outstanding Obligations in respect of the Term A Loan, and (b) if all Obligations in respect of the Term A Loan have been repaid in full, Lenders whose Pro Rata Shares aggregate 66% of the outstanding Obligations in respect of any of the remaining Term Loans.

          "Term C Loan Amount" means, as of any date, $9,978,880, plus the
           ------------------                                     ----
     aggregate principal amount of the Fourth Term C Loan Tranche advanced to Parent as of such date, plus the then extant Term C Loan PIK Amount.
                             ----

     (c)  Section 2.4(b)(i) of the Loan Agreement is amended by adding the
          -----------------
following sentence to the end of such subsection, to read as follows:


     Notwithstanding the foregoing, only payments received by, or for the account of, Parent or from the proceeds of Parent Collateral shall be used to pay any of the Fourth Term C Loan Tranche Obligations.

     (d)  Section 2.10 of the Loan Agreement is amended by amending the second
          ------------
sentence of such Section to read as follows:

     In accordance with Section 2.8, the Loan Account will be credited with all
                        -----------
     payments received by Agent from Borrowers or for Borrowers' account, including all amounts received in the Agent's Account from any Cash Management Bank, provided that only payments received by, or for the
                      --------
     account of, Parent or from the proceeds of Parent Collateral shall be credited against the Fourth Term C Loan Tranche Obligations.

     (e)  Section 2.11 of the Loan Agreement is amended by inserting a new
          ------------
subsection (g) at the end of Section 2.11, to read as follows:
                             ------------

          (g) Amendment 4(d) Fees. Parent shall pay to Agent the following fees and charges, which fees and charges shall be non-refundable when paid (irrespective of whether this Agreement is terminated thereafter) and shall be apportioned among the Term C Lenders in accordance with their Pro Rata
     Shares:

               (i) Amendment 4(d) Closing Fee. A closing fee of $396,600, due and payable on August 2, 2001 (the "Amendment 4(d) Closing Fee").

               (ii) Amendment 4(d) Use Fee. A use fee of $132,200, due and payable on August 2, 2001 (the "Amendment 4(d) Use Fee").

     (f)  Subsection (b) of Section 2.14 of the Loan Agreement is amended and
                            ------------
restated in its entirety to read as follows:

          (b) On the Amendment 4(a) Closing Date, the Term C Lender made a term loan to the Borrowers in the principal amount of $1,300,000 (the "First
                                                                       -----
     Term C Loan Tranche").  On the Amendment 4(b) Closing Date, the Term C
     -------------------
     Lender made a term loan to the Borrowers in the principal amount of $3,386,880 (the "Second Term C Loan Tranche"). On the Amendment 4(c)
                      --------------------------
     Closing Date, the Term C Lender made a term loan to the Borrowers in the principal amount of $5,292,000 (the "Third Term C Loan Tranche"). Subject
                                          -------------------------
     to the terms and conditions of this Agreement, on the date hereof, the Term C Lender agrees to consider, in its sole and absolute discretion, the making of an additional term loan to Parent in the aggregate principal amount of $7,138,800 (the "Fourth Term C Loan Tranche"); provided, however,
                                --------------------------    --------  -------
     that (i) the Term C Lender will not consider advancing in excess of $3,000,000 of the Fourth Term C Loan Tranche prior to the date on which each of the conditions precedent set forth in Section 3 of Amendment 4(d) has been satisfied, (ii) notwithstanding satisfaction of such conditions precedent, the Term C Lender shall have no obligation to advance the remaining portion of the Fourth Term C Loan Tranche, and (iii) the Term C Lender may choose to advance such remaining portion of the Fourth Term C Loan Tranche at such times and in such amounts as the Term C Lender shall determine in its sole and absolute discretion. All such advances shall be used for working capital purposes. The principal amount of the Fourth Term C Loan Tranche shall be added to the principal amount of the First Term C Loan Tranche, the Second Term C Loan Tranche and the Third Term C Loan Tranche and such loans shall be deemed a single term loan (hereinafter, the "Term C Loan"), provided that the Fourth Term C Loan Tranche Obligations
      -----------    --------
     shall constitute a liability and obligation solely of Parent and not of the other Borrowers and shall be secured only by the Parent Collateral. The outstanding unpaid principal balance and all accrued and unpaid interest under the Term C Loan, including the Term C Loan PIK Amount, shall be due and payable on the date of termination of this Agreement, whether by its terms, by prepayment, or by acceleration. All amounts outstanding under the Term C Loan, including all accrued and unpaid interest and including the Term C Loan PIK Amount, shall constitute Obligations.

     (g)  Section 2.15 of the Loan Agreement is amended by adding the following
          ------------
new subsection (j) to the end of such Section, to read as follows:

          (j)  Notwithstanding anything to the contrary set forth in this
     Section 2.15 or in any other provision of this Agreement or the other Loan
     ------------
     Documents, the Fourth Term C Loan Tranche Obligations shall constitute a liability and obligation solely of Parent and shall not be a liability or obligation of the other Borrowers.

     (h)  Section 2.16.1 of the Loan Agreement is amended as follows:
          --------------

          (i) by amending clause (i) of the proviso to subsection (a) thereof to read as follows:

     (i) exercise its Parent Conversion Right in the event that the holder of the Fourth New Parent Warrant has exercised such warrant,

          (ii) by inserting a new subsection (f) at the end of such Section to read as follows:

          (f) Anything to the contrary notwithstanding, the number of shares of Parent Common Stock which may be issued to the Term B Lender upon conversion of the Term B Loan Amount pursuant to this Section 2.16.1 shall
                                                           --------------
     be limited so that, immediately following the issuance of such shares, the Term B Lender and all other Persons who, together with the Term B Lender, would be deemed a single "person" (as such term is used in Section 13(d)(3) of the Exchange Act), shall not be the beneficial owner (as determined in accordance with Rules 13d-3 and 13d-5 under the Exchange Act, except that the Term B Lender and such other Persons will be deemed to have beneficial ownership of all shares of Parent Common Stock that the Term B Lender and such other Persons have the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 19.9% of the total voting power of all issued and outstanding Parent Common Stock. Any portion of the Term B Loan Amount which cannot be converted into Parent Common Stock because of the foregoing limitation shall remain outstanding and shall constitute an Obligation hereunder.

     (i)  Section 2.17.1 of the Loan Agreement is amended in its entirety to
          --------------
read as follows:

               Section 2.17.1   New Right to Convert
                                --------------------

          (a) The Term C Lender may, in its sole and absolute discretion, (i) convert a portion of the Term C Loan Amount equal to $6,250,000 into the number of shares of Parent Common Stock representing 25% of the issued and outstanding shares of Parent Common Stock on a fully diluted basis (the "New Parent Conversion Right") and (ii) convert a portion of the Term C Loan Amount equal to $17,750,000 into the number of shares of WGSI Common Stock representing 25% of the issued and outstanding shares of WGSI Common Stock on a fully diluted basis (the "New WGSI Conversion Right"), at any time and from time to time (including, without limitation, during the continuance of an Event of Default) that the Term C Loan Amount is outstanding; provided, however, that the Term C Lender shall not have the
                  --------  -------
     right to (i) exercise its New Parent Conversion Right in the event that the Term C Lender (or its nominee) has exercised the New Parent Warrants, (ii) exercise the New WGSI Conversion Right in the event that the Term C Lender (or its nominee) has exercised the New WGSI Warrants or (iii) exercise either the New Parent Conversion Right or the New WGSI Conversion Right if such exercise would result in ownership or beneficial ownership, direct or indirect, of five percent (5%) or more of WGSI's voting stock or of twenty-five percent (25%) or more of WGSI's non-voting stock by a Foreign Person. In the event that the Term C Loan Amount is less than $17,750,000 (whether following exercise of the New Parent Conversion Right or otherwise), the Term C Lender may exercise its New WGSI Conversion Right by (1) converting the Term C Loan Amount and (2) paying to Borrowers in cash the difference between (x) $17,750,000 and (y) the Term C Loan Amount.

          (b) The option of Term C Lender to exercise its rights pursuant to this Section 2.17.1 shall be exercised by the delivery of a written notice of election by such holder to Parent, which notice shall state the Term C Loan Amount and the date on which such election is to be effective (the "New Conversion Date") and shall be delivered on a date not less than 10 nor more than 60 Business Days prior to the New Conversion Date. A notice of election, once delivered, may be rescinded at any time prior to the New Conversion Date.

          (c) Upon the New Conversion Date the Term C Lender (or its nominee) shall be entitled to receive, (i) in exchange for a portion of the Term C Loan Amount equal to $6,250,000, the number of shares of Parent Common Stock equal to 25% of the issued and outstanding shares of Parent Common Stock on a fully diluted basis, and (ii) in exchange for a portion of the Term C Loan Amount equal to $17,750,000, the number of shares of WGSI Common Stock equal to 25% of the issued and outstanding shares of WGSI Common Stock on a fully diluted basis, provided that in the event that the
                                            --------
     Term C Loan Amount is less than $17,750,000 (whether following exercise of the New Parent Conversion Right or otherwise), the Term C Lender may exercise its New WGSI Conversion Right by (1) converting the Term C Loan Amount and (2) paying to Borrowers in cash the difference between (x) $17,750,000 and (y) the Term C Loan Amount.

          (d) Each of Parent and WGSI shall at all times, when the Term C Loan Amount shall be outstanding, reserve and keep available out of its authorized but unissued shares of Common Stock, for the purposes of effecting the conversion of the Term C Loan Amount, the number of duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Term C Loan Amount pursuant to the New Parent Conversion Right and the New WGSI Conversion Right, on a fully diluted basis.

          (e) Each of Parent and WGSI shall comply with all federal and state securities laws regulating the offer and sale of shares of Common Stock upon exercise of the conversion rights set forth in this Section 2.17.
                                                              ------------

     (j)  Section 2.17.1 of the Loan Agreement is further amended by inserting a
          --------------
new subsection (f) at the end of such Section to read as follows:

          (f) Anything to the contrary notwithstanding, the number of shares of Parent Common Stock which may be issued to the Term C Lender upon conversion of the Term C Loan Amount pursuant to this Section 2.17.1 shall
                                                           --------------
     be limited so that, immediately following the issuance of such shares, the Term C Lender and all other Persons who, together with the Term C Lender, would be deemed a single "person" (as such term is used in Section 13(d)(3) of the Exchange Act), shall not be the beneficial owner (as determined in accordance with Rules 13d-3 and 13d-5 under the Exchange Act, except that the Term C Lender and such other Persons will be deemed to have beneficial ownership of all shares of Parent Common Stock that the Term C Lender and such other Persons have the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 19.9% of the total voting power of all issued and outstanding Parent Common Stock. Any portion of the Term C Loan Amount which cannot be converted into Parent Common Stock because of the foregoing limitation shall remain outstanding and shall constitute an Obligation hereunder.

     (k)  Section 2.17.3 of the Loan Agreement is amended by replacing the words
          --------------
"the right to convert up to $16,800,000" with the words "the right to convert up to $24,000,000".

     (l)  Section 4.1 of the Loan Agreement is amended and restated in its
          -----------
entirety to read as follows:

          Section 4.1.  Grant of Security Interest. Each Borrower hereby grants
                        --------------------------
to Agent, for the benefit of the Lender Group, a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Personal Property Collateral in order to secure prompt repayment of any and all of the Obligations, other than the Fourth Term C Loan Tranche Obligations, in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by Borrowers of each of their covenants and duties under the Loan Documents. Parent hereby grants to Agent, for the benefit of the Lender Group, a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Parent Collateral in order to secure prompt repayment of any and all of the Fourth Term C Loan Tranche Obligations, in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by Parent of each of its covenants and duties under the Loan Documents with respect to the Term C Loan Tranche Obligations. The Agent's Liens in and to the Personal Property Collateral shall attach to all Personal Property Collateral without further act on the part of Agent or Borrowers. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions, Borrowers have no authority, express or implied, to dispose of any item or portion of the Collateral.

     (m)  Schedule C-1 hereby is amended and restated in its entirety to read as
          ------------
set forth in Annex I attached hereto.

2. Acknowledgement of the Obligations. Borrowers acknowledge that, as of July 12, 2001, (i) Borrowers owe the Original Lenders $13,941,510.64 in principal for Advances plus accrued and unpaid interest, (ii) Borrowers owe the Term A Lender $2,400,000 in principal for the Term A Loan plus accrued and unpaid interest,
(iii) Borrowers owe the Term B Lender $7,590,000 in principal for the Term B Loan plus accrued and unpaid interest, and (iv) Borrowers owe the Term C Lender $9,978,880 in principal for the First Term C Loan Tranche, the Second Term C Loan Tranche and the Third Term C Loan Tranche, plus accrued and unpaid interest. The total amount of the Obligations, including without limitation principal, interest and fees and reasonable expenses of Lenders' counsel, is by the execution of this Amendment by Borrowers, ratified, confirmed and approved by Borrowers in all respects. Borrowers acknowledge and agree that (a) the Obligations are valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their terms, and (b) Borrowers are presently obligated to pay these amounts and all of their other existing Obligations in accordance with the terms of the Loan Documents, all without any further demand, notice or claim. In addition, Borrowers acknowledge and agree with Lenders that (x) Borrowers have no known claim or cause of action against Lenders (or Lenders' directors, officers, employees, agents, affiliates or attorneys), (y) Borrowers have no known offset right, counterclaim or defense of any kind against any Obligations, and (z) Lenders have heretofore properly performed and satisfied in a timely manner all of Lenders' obligations to Borrowers.

3. Conditions. The Term C Lender will not consider advancing in excess of $3,000,000 of the Fourth Term C Loan Tranche prior to the date on which each of the following conditions precedent have been satisfied in full:

     (a) Agent shall have received the following, each in form and substance satisfactory to Agent (and, where indicated, the applicable Lender) and, unless indicated otherwise, dated as of the Amendment 4(d) Closing Date:

          (i) counterparts of this Amendment, duly executed by the Borrowers and the Lender Group; and

          (ii) such other agreements, instruments, approvals, opinions and other documents as Agent or any Lender may reasonably request.

     (b) The Term C Lender shall have received the Amendment 4(d) Equity Documents (as hereinafter defined) in form and substance satisfactory to the Term C Lender.

     (c) Parent shall have paid to the Term C Lender the Amendment 4(d) Closing Fee and the Amendment 4(d) Use Fee, which Amendment 4(d) Closing Fee and Amendment 4(d) Use Fee shall be fully earned as of the date of this Amendment; the parties hereto agree that the Amendment 4(d) Closing Fee and the Amendment 4(d) Use Fee shall be paid from the proceeds of the Fourth Term C Loan Tranche.

     (d) The several counsel to the members of the Lender Group shall have received payment, in immediately available funds, of all accrued and unpaid attorneys fees and expenses constituting Lender Group Expenses incurred in connection with this Amendment and the transactions contemplated hereunder or reasonably ancillary hereto. Borrowers hereby direct the Term C Lender to pay the current fees and charges of Schulte Roth & Zabel LLP, counsel to the Term B Lender and the Term C Lender, from the proceeds of the Fourth Term C Loan Tranche in accordance with the payment instructions attached hereto as Annex II.

     (e) Parent and WGSI shall have executed and delivered to Cerberus Capital Management, L.P. the amended and restated financing proposal letter and term sheet dated July 16, 2001.

     (f) The Term C Lender shall have received a certificate of the Secretary of the Parent, certifying as to the duly elected members of the Board of Directors of the Parent.

     (g) The Term C Lender shall have received a certificate of the Secretary of the Parent, certifying that attached thereto is a true and correct copy of the Management Services Agreement between Swimmcon, LLC and the Parent dated July 1, 2001, as amended.

     (h) The representations and warranties in this Amendment, the Loan Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (i) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

     (j) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrowers or the Lender Group; and

     (k) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent and its counsel.

4. Amendment 4(d) Equity Documents. In consideration of the financial accommodations being provided to Borrowers by the Term C Lender pursuant to this Amendment and Amendments 4(a), 4(b) and 4(c), the parties hereto hereby agree as follows:

     (a) Not later than August 2, 2001, the Parent and WGSI agree to execute and deliver to the Term C Lender, the following instruments (collectively, the "Amendment 4(d) Equity Documents"; together with this Amendment and any other documents delivered pursuant to Section 3(a) above, each an "Amendment Document" and collectively, the "Amendment Documents"), each in form and substance satisfactory to the Term C Lender:

          (i) a warrant issued to the Term C Lender (or its nominee) to purchase, subject to certain limitations on the number of shares which may be issued under such warrant as set forth therein, up to 40%, on a fully diluted basis, of the number of shares of the Parent's common stock on the exercise date (the "Fourth New Parent Warrant"), duly executed by the Parent; and

          (ii) a warrant issued to the Term C Lender (or its nominee) to purchase up to 7.2%, on a fully diluted basis, of the number of shares of WGSI Common Stock on the exercise date (the "Fourth New WGSI Warrant"; together with the Fourth New Parent Warrant, collectively, the "Fourth New Warrants"), duly executed by WGSI; and

          (iii) such other agreements, instruments, approvals, opinions and other documents as the Term C Lender may reasonably request in connection with the Fourth New Parent Warrant, the New WGSI Warrants, the Registration Rights Agreements delivered pursuant to Amendment 4(a) and the Terminated Warrant (as defined in subsection (b) below).

     (b) Concurrently with the execution and delivery of the Fourth New Parent Warrant, the Third New Parent Warrant for 32.8% of the Parent Common Stock, issued pursuant to Amendment 4(c) (the "Terminated Warrant"), shall terminate and cease to be effective as of May

30, 2001. The Term C Lender agrees to mark the Terminated Warrant "cancelled" and return the same to Parent.

     (c) The Parent and WGSI agree that each of the Fourth New Warrants shall have (A) an expiration date of five (5) years from the Amendment 4(d) Closing Date, (B) an exercise price per share equal to the Exercise Price (as defined below) and (C) anti-dilution provisions acceptable to the Term C Lender but in no event less favorable than those of shareholders existing on or after the date hereof. The Common Stock to be issued upon exercise of the Fourth New Warrants shall benefit from the registration rights and other rights set forth in the Registration Rights Agreements delivered pursuant to Amendment 4(a).

     (d) As used in subsection (c) above, "Exercise Price" means (i) with respect to Parent Common Stock, a price per share equal to (x) $9,750,000, divided by (y) an amount equal to 40% of the issued and outstanding shares of Parent Common Stock on a fully diluted basis and (ii) with respect to WGSI Common Stock, a price per share equal to (x) $5,400,000, divided by (y) an amount equal to 7.2% of the issued and outstanding shares of WGSI Common Stock on a fully diluted basis or such adjusted exercise price in effect at the date of the exercise of the Fourth New Parent Warrant or the Fourth New WGSI Warrant, as applicable.

     (e)  The Term B Lender and the Term C Lender agree that:

          (i) if the Term B Lender shall exercise its Parent Conversion Right under Section 2.16 of the Loan Agreement (as amended hereby) or if the Term C
      ------------
Lender exercises its New Parent Conversion Right under Section 2.17 of the Loan
                                                       ------------
Agreement (as amended hereby), the Fourth New Parent Warrant shall expire,

          (ii) if the Term C Lender exercises its New WGSI Conversion Right under Section 2.17 of the Loan Agreement (as amended hereby), the New WGSI
      ------------
Warrants shall expire, and

          (iii) the Term B Lender and the Term C Lender (based solely on their ownership of Parent Common Stock issued upon the exercise of the Parent Conversion Right, the New Parent Conversion Right or the Fourth New Parent Warrant ("Specified Parent Common Stock")) shall not, together with Cerberus Partners (based solely on Cerberus Partners' ownership of the Parent's Class E Preferred Stock), be entitled to more than the number of votes equal to 49.9% of the voting power of the Parent Common Stock outstanding on the record date for which a vote is being taken (and therefore to the extent that such Lenders' ownership of Specified Parent Common Stock would entitle such Lenders and Cerberus Partners (based solely on Cerberus Partners' ownership of Class E Preferred Stock) to voting power in excess of 49.9%, the voting power shall be reduced to that percentage).

     (f) The Agent and each of the Lenders hereby consent to the issuance of the Amendment 4(d) Equity Documents and to the terms thereof and waive any term, agreement or covenant in the Loan Agreement or in any other Loan Document which would otherwise restrict or prohibit the execution, delivery and performance of the Amendment 4(d) Equity Documents. Such consent and waiver shall be effective only in this specific instance and for this specific purpose and shall not permit any further departure from the terms of the Loan Documents, all of which shall remain in full force in effect (except as expressly set forth in this Amendment) and are hereby ratified and confirmed.

5. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender Group that (a) the execution, delivery, and performance of each Amendment Document to which it is a party, and the performance of the Loan Agreement, as amended by this Amendment, are within its corporate or other organizational powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) each Amendment Document to which it is a party and the Loan Agreement, as amended by this Amendment, constitute such Borrower's legal, valid, and binding obligation, enforceable against such Borrower in accordance with its terms.

6. Further Assurances. Borrowers shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Agent, and take all actions as Agent or any Lender may reasonably request from time to time fully to consummate the transactions contemplated under the Amendment Documents and the Loan Agreement, as amended by this Amendment.

7.   Miscellaneous.

     (a) This Amendment shall be effective as of the Amendment 4(d) Closing Date, provided that (i) the amendment to the Loan Agreement set forth in Section
      --------
1.1(h)(ii) above shall be effective as of May 15, 2001 and (ii) the amendment to the Loan Agreement set forth in Section 1.1(j) above shall be effective as of June 20, 2001.

     (b) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

     (c) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

     (d) This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     (e) This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

     (f)  This Amendment is a Loan Document.

                Remainder of this page intentionally left blank

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                    Borrowers:
                                    ----------
                                    WAM!NET INC., a
                                    Minnesota corporation

                                    By: __________________________________
                                    Title: _______________________________

                                    WAM!NET GOVERNMENT SERVICES, INC.,
                                    a Minnesota corporation

                                    By: __________________________________
                                    Title: _______________________________

                                    WAM!NET PROFESSIONAL SERVICES LLC,
                                    a Minnesota limited liability company

                                    By: ___________________________________
                                    Title: ________________________________

                                    Agent:
                                    ------

                                    FOOTHILL CAPITAL CORPORATION,
                                    a California corporation, as Agent

                                    By: ___________________________________
                                    Title: ________________________________

                      (Signature Page to Amendment 4(d))

                                    Lenders:
                                    --------

                                    FOOTHILL CAPITAL CORPORATION,
                                    a California corporation

                                    By: ___________________________________
                                    Title: ________________________________

                                    ABLECO FINANCE LLC,
                                    a Delaware limited liability company (for itself and as agent for certain of its affiliates)

                                    By: ___________________________________
                                    Title: ________________________________

                                    MADELEINE L.L.C.,
                                    a New York limited liability company (for itself and as agent for certain of its affiliates)

                                    By: ___________________________________
                                    Title: ________________________________

                      (Signature Page to Amendment 4(d))

                                    ANNEX I

                                 Schedule C-1
                                 ------------

                                  Commitments


------------------------------------------------------------------------------------------------------------
                          Revolver          Term A Loan        Term B Loan     Term C Loan        Total
      Lender             Commitment          Commitment        Commitment       Commitment      Commitment
------------------------------------------------------------------------------------------------------------
Foothill Capital            $15,000,000          $        0       $        0     $         0     $15,000,000
 Corporation
------------------------------------------------------------------------------------------------------------
Ableco Finance LLC          $15,000,000          $2,400,000       $        0     $         0     $17,400,000
------------------------------------------------------------------------------------------------------------
Madeleine L.L.C.            $         0          $        0       $7,590,000     $17,117,680     $24,707,680
------------------------------------------------------------------------------------------------------------
All Lenders                 $30,000,000          $2,400,000       $7,590,000     $17,117,680     $57,107,680
------------------------------------------------------------------------------------------------------------

                                   ANNEX II

                             Payment Instructions

Wire the following amount to Schulte Roth & Zabel LLP as indicated below:

Amount:                  $250,000
Bank                     Citibank N.A.
ABA Number               021000089
Account Name             Schulte Roth & Zabel LLP
Account Number           43346802
Reference                009541/0056 Attn.: Stuart Freedman